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                           UNIONBANCAL CORPORATION
                           MANAGEMENT STOCK PLAN

                         (JUNE 1, 1997 RESTATEMENT)



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                    UNIONBANCAL CORPORATION MANAGEMENT STOCK PLAN



1.    ESTABLISHMENT, PURPOSE AND DEFINITIONS.


     (a)  Union Bank, adopted the Union Bank Management Stock
          Plan, effective January 1, 1990 (the "Prior Plan").
          Effective April 1, 1996, BanCal Tri-State Corporation, a Delaware bank holding company, combined with Union Bank, with Union Bank being the surviving corporation (the "Combination"). Union Bank thereafter changed its name to UnionBanCal Corporation ("UNBC") and gave up its banking and trust powers to operate as a bank holding company. As the surviving entity of the Combination, UNBC continued to be the sponsor of the Prior Plan. This UnionBanCal Corporation Management Stock Plan (the "Plan") was adopted by the Board on March 26, 1997, effective upon the approval of UNBC's shareholders, as an amendment and restatement of the Prior Plan; provided, however, that the Plan is approved within 12 months after March 26, 1997, and on or prior to the date of the first annual meeting of UNBC's shareholders held subsequent to the acquisition of Common Stock by a Participant pursuant to the Plan. Notwithstanding any provision of the Plan or of any Option Agreement to the contrary, no Option may be exercisable and no Common Stock may be granted pursuant to the Plan prior to such shareholder approval.

     (b)  The purpose of the Plan is to provide a means whereby:

          (i) Employees may be given an opportunity to purchase shares of Common Stock pursuant to options which may qualify as incentive stock options under Section 422 of the Code (referred to as "incentive stock options");

          (ii) Employees and Non-Employee Directors may be given an opportunity to purchase shares of Common Stock pursuant to options which do not so qualify (referred to as "nonqualified stock options"); and

          (iii)  Employees and Non-Employee Directors
                 may acquire Stock for such consideration (if any) and subject to such restrictions (if any) as the Committee of UNBC determines appropriate.

     (c)  Definitions.

          (i)    AWARD refers collectively to Common
                 Stock grants, Common Stock sales and Options to purchase Common Stock, made pursuant to the Plan.

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          (ii)   BOARD refers to UNBC's board of
                 directors.

          (iii) CODE refers to the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

          (iv)   COMMITTEE refers to the Executive
                 Compensation and Benefits Committee of UNBC's Board.

          (v)    COMMON STOCK refers to the Common Stock
                 of UNBC.

          (vi)   FAIR MARKET Value as of any specified
                 date refers to the closing per share price of the Common Stock on the Nasdaq National Market on that date, or if no price is reported on that date, on the last preceding date on which such price of the Common Stock is reported.

          (vii)  EMPLOYEE refers to any common law
                 employee of UNBC or its Subsidiaries except: (1) any independent contractor retained to perform services for UNBC or its Subsidiaries, including consultants; and (2) any person who provides services to UNBC or its Subsidiaries pursuant to an agreement between UNBC or its Subsidiaries and any other person or organization.

          (viii) NON-EMPLOYEE DIRECTOR refers to a member of the Board who is not an Employee.

          (ix)   OPTION refers to an Award granted under
                 Section 6 of the Plan and includes both incentive stock options and nonqualified stock options.

          (x)    OPTION AGREEMENT refers to a written
                 agreement between UNBC and an Employee or Non-Employee Director with respect to an Option.

          (xi)   OPTIONEE refers to an Employee or
                 Non-Employee Director who has been granted an Option.

          (xii)  OUTSIDE DIRECTOR refers to a member of
                 the Board who qualifies as an "outside director" as such term is used in Section 162(m) of the Code and defined in any applicable Treasury regulations promulgated thereunder, including Treasury regulation 1.162-27(e)(3). Such member must also qualify as a Non-Employee Director under Rule 16b-3(b)(3) of the general Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

          (xiii) PARTICIPANT refers to a recipient of an Award.

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          (xiv)  SUBSIDIARIES refers to subsidiary
                 corporations, as defined in Section 424(f) of the Code (but substituting "UNBC" for "employer corporation"), including Subsidiaries of UNBC which become such after the adoption of the Plan.

2.    ADMINISTRATION OF THE PLAN.


     (a) The Plan shall be administered by the Committee, which shall be composed as hereinafter set forth in Section 2(b).

     (b) The Committee shall consist solely of not less than two Outside Directors elected by the Board. The Board may from time to time increase (and thereafter may decrease) the size of the Committee, elect or remove members thereto (with or without cause) and fill any vacancies however created; provided, however, that the minimum number of members on the Committee must be two.

     (c) The Committee shall meet at such times and places and upon such notice as the Committee's Chair determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.

     (d) The Committee shall determine which employees of UNBC or its Subsidiaries shall be granted Awards under the Plan, the timing of such Awards, the terms thereof and the number of shares of Common Stock subject to each Award.

     (e) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, its rules and regulations, and the instruments evidencing Awards granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all Participants.

3.    STOCK SUBJECT TO THE PLAN.


     (a) Awards may be granted under the Plan to eligible persons for an aggregate of not more than 2,200,000 shares of Common Stock, which includes 200,000 shares of Common Stock approved under the Prior Plan by the shareholders at the annual shareholder's meeting on March 28, 1990, plus a 1,000,000 share increase in the number of shares of Common Stock authorized in the First Amendment to the Prior Plan effective February 1, 1991, and a 1,000,000 share increase in the number of shares of Common Stock authorized in the Plan, effective May 28, 1997. The First Amendment to the Plan was approved by the annual shareholder's meeting on March 27, 1991. The 1,000,000 share increase will be approved by the annual


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          shareholder's meeting on May 28, 1997. If an Option is
          surrendered for cash or other consideration or for any other reason ceases to be exercisable in whole or in part, the shares of Common Stock which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan. If Common Stock is granted or sold subject to restrictions and is subsequently forfeited, the forfeited shares shall again be available for Awards under the Plan.

     (b) If there is any change in the Common Stock subject to the Plan or the Common Stock subject to any Award granted under the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of UNBC, the Board and the Committee shall make appropriate adjustments in order to preserve but not to increase the benefits to the Participants, including adjustments in the aggregate number of shares of Common Stock subject to the Plan and the number of shares of Common Stock and the Fair Market Value subject to outstanding Awards.

4. ELIGIBILITY. Persons who shall be eligible to have Awards granted to them shall be such Employees and Non-Employee Directors as the Committee, in its discretion, shall designate from time to time. Only Employees shall be eligible to receive incentive stock options. Employees on rotational assignment from The Bank of Tokyo-Mitsubishi, Ltd. may not participate in the Plan. "Rotational assignment" means the transfer of an employee to UNBC or its Subsidiaries on assignment for a limited period of time with the intent to return to employment with The Bank of Tokyo-Mitsubishi, Ltd. or with an affiliate of The Bank of Tokyo-Mitsubishi, Ltd., except UNBC or its Subsidiaries, after the assignment is completed.

5. OPTION EXERCISE PRICE. The exercise price of the Common Stock covered by each Option shall not be less than the Fair Market Value of such Common Stock on the date the Option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of UNBC or its Subsidiaries, the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The exercise price of an Option shall be subject to adjustment to the extent provided in Section 3(b), above.

6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Union Bank of California, N.A. ("UBOC") Director of Human Resources or his or her designee and the person to whom such option is granted.

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     (b)  The Committee shall determine the term of each Option granted under the Plan, but the term of each Option shall be for no more than ten years; provided, however, that in the case of an Option granted to a person possessing more than 10% of the combined voting power of UNBC or its Subsidiaries, the term of each incentive stock option shall be for no more than five years.

     (c) In the case of incentive stock options, the aggregate Fair Market Value (determined as of the time such option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee in any calendar year (under the Plan and any other plans of UNBC or its Subsidiaries) shall not exceed $100,000.

     (d) An Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee (not inconsistent with the Plan), including, without limitation, stock appreciation rights with respect to Options granted under the Plan. If an Option, or any part thereof, is intended to qualify as an incentive stock option, the Option Agreement shall contain those terms and conditions which are necessary to so qualify it as required by Section 422 of the Code.

     (e) Each incentive stock option granted pursuant to the Plan shall, during the Optionee's lifetime, be exercisable only by him, and neither the incentive stock option nor any right hereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. The transferability of a nonqualified stock option will be established in the Option Agreement to be entered into between UNBC and the Optionee.

     (f) The maximum number of shares of Common Stock with respect to which the Committee may make Awards during any calendar year to any Employee or any Non-Employee Director shall not exceed 50,000.

7. STOCK APPRECIATION RIGHTS. The Committee may, under such terms and conditions as it deems appropriate, authorize the surrender by an Optionee of all or part of an unexercised Option and authorize a payment in consideration therefor in an amount equal to the difference obtained by subtracting the Option exercise price of the shares then subject to exercise under such Option from the Fair Market Value of the Common Stock represented by such shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan. Such payment may be made in shares of Common Stock valued at their Fair Market Value on the date of surrender of such Option or in cash, or partly in shares and partly in cash. Acceptance of surrender and the manner of payment shall be in the discretion of the Committee. Any payments of cash under this Section shall be from the general assets of UNBC. Notwithstanding anything to the contrary herein, the maximum number of shares of Common Stock with respect to which the Committee may award stock appreciation rights during any calendar year to any Employee or any Non-Employee Director shall not exceed 50,000.

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8.   COMMON STOCK GRANTS AND COMMON STOCK SALES.  The Committee may, in its
     discretion, issue Common Stock, with or without consideration, to eligible persons as compensation for services rendered to UNBC or its Subsidiaries, on whatever basis and subject to such terms and conditions as the Committee determines. The terms and conditions of such an Award shall be evidenced by a written agreement executed by UNBC and the Participant.

9. RESTRICTIONS ON TRANSFER OF COMMON STOCK. Common Stock acquired under the Plan shall be subject to such restrictions and agreements regarding vesting, sale, assignment, encumbrance or other transfer as the Committee deems appropriate at the time of making an Award; subject, however, to compliance with applicable state and federal laws.

10. USE OF PROCEEDS. Any cash proceeds realized from the sale of Common Stock pursuant to the Plan or from the exercise of Options granted under the Plan shall constitute general funds of UNBC.

11.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.


     (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided, however, except as provided in Section 3(b), above, the Board shall not amend the Plan in the following respects without the consent of UNBC's shareholders then sufficient to approve the Plan in the first instance:

          (i) to increase the maximum number of shares of Common Stock subject to the Plan; or

          (ii) to change the designation or class of persons eligible to receive Awards under the Plan.

     (b) No Award may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any rights or obligations under any Award previously made under the Plan.

     (c) The Plan shall terminate ten years from the original date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 11.

     (d) Upon a termination of the Plan, UNBC or the Committee may authorize the surrender by an Optionee of all or part of an unexercised Option and authorize a payment in consideration therefor in the same manner as if the Participant had surrendered an Option under Section 7 regarding stock appreciation rights. The payment received by the Optionee pursuant to this Section 11(d) shall not be considered remuneration for services performed by the Optionee under Section 162(m) of the Code.

12. CONSIDERATION. Payment of the exercise price of an Option or payment of any consideration

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     required for an Award granted under the Plan shall be made in cash;
     provided, however, that the Committee, in its sole discretion, may permit a Participant to pay the exercise or purchase price in whole or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the UBOC Director of Human Resources or his or her designee to sell shares and deliver all or a portion of the proceeds to UNBC in payment for the Common Stock.

13. PERFORMANCE-BASED COMPENSATION. The Plan shall be interpreted to be in compliance with requirements under Section 162(m) of the Code and all applicable Treasury Regulations promulgated thereunder so that grants of Options or Stock Appreciation Rights under the Plan will be treated as "Performance-Based Compensation" as such term is used in Section 162(m)(4)(C) of the Code. To the extent that any provision in the Plan would cause the Options or Stock Appreciation Rights not to be treated as "Performance-Based Compensation" under Section 162(m)(4)(C) of the Code, such provision will be stricken from the Plan, and the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated.

     IN WITNESS WHEREOF, the undersigned have executed the UnionBanCal Corporation Management Stock Plan, at San Francisco, California, on this 5th day of June, 1997.

                            UNIONBANCAL CORPORATION



                            By:         /s/  TAKAHIRO MORIGUCHI
                               --------------------------------------------
                                           Takahiro Moriguchi
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER






                            By:          /s/ PAUL E. FEARER
                               --------------------------------------------
                                           Paul E. Fearer
                                     DIRECTOR OF HUMAN RESOURCES

Date Approved By Executive Compensation and Benefits Committee: March 26, 1997

Date Adopted By UnionBanCal Corporation Board of Directors: March 26, 1997

Date Approved By Shareholders: May 28, 1997

Effective Date: June 1, 1997




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